                             BERKSHIRE FOCUS FUND




                                     1999
                        Annual Report to Shareholders

[Graphic Omitted]

                             FROM OUR PERSPECTIVE

                          WE SEE A WORLD OF UNLIMITED

                           INVESTMENT OPPORTUNITIES



Right now, at this very moment, the companies we have invested in are working hard on your behalf to create shareholder value. How do we find such dedicated companies? You can start with our strategic location in Silicon Valley. You see, from our vantage point we have a front row seat to the greatest technological revolution mankind has ever seen. So if there is a company positioned to benefit from the revolution, you can bet there's a good chance we already know about them. Finding the best investment opportunities for your money has always been the key to our success.

                              PERFORMANCE SUMMARY


              Average annual total return for periods ended 12/31/99

                                                                Since (a)
                                   Year-to-date     1-Year     Inception
    ---------------------------------------------------------------------
    Berkshire Focus Fund              142.90%      142.90%      79.64%
    Dow Jones Industrial Average       27.20%       27.20%      19.53%
    S&P 500 Index                      21.04%       21.04%      24.21%
    NASDAQ Composite Index             86.13%       86.13%      51.87%
    ---------------------------------------------------------------------
   (a) The inception date of the Fund was July 1, 1997.


Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Berkshire Focus Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry. Specific risks associated with investments in the technology industry (as described in the Prospectus) could cause the Fund's share price to fluctuate dramatically.

The  Dow Jones Industrial Average (DJIA), the Standard & Poor's 500 Index (S&P
500), and the NASDAQ Composite (NASDAQ) each represents an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.

Please read the Prospectus carefully before investing.


                                                               Berkshire Funds

PERFORMANCE AND PORTFOLIO DISCUSSION


Dear Shareholder:

We are pleased to report the Berkshire Focus Fund enjoyed another year of exceptional performance. We met our goal of delivering superior returns to our shareholders by posting a gain of 142.90% for the twelve-months ended December 31, 1999. In comparison, we substantially outperformed our primary benchmark, the S&P 500 Index, which returned 21.04% for the period. These strong results helped make the Fund the top-performing (#1 out of 364) U.S. Large-Cap Growth Fund for 1999 according to Lipper, Inc., a leading mutual fund rating company.

While 1999 was our best year ever, it also marked the second consecutive year the Fund returned more than 100% to its shareholders. This was a remarkable achievement considering very few mutual funds have ever crossed the 100% return threshold in a single calendar year prior to 1999. Naturally, we are enthusiastic about our recent performance. We feel it is important, however, to remind our shareholders that we are certain such extraordinary returns are unsustainable over the long-term. Nevertheless, 1999 was certainly a year that we will never forget, and we hope that you enjoyed being part of our success.



                               RELATIVE PERFORMANCE:
                         FOCUS FUND vs. THE S&P 500 INDEX

                   Growth of a Hypothetical $10,000 Investment


                                [GRAPHIC OMITTED]


                                 S&P 500       BERKSHIRE FOCUS
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUN-97         $10,000         $ 10,000
                  JUL-97          10,795           10,000
                  AUG-97          10,191            9,950
                  SEP-97          10,748           10,050
                  OCT-97          10,390            9,500
                  NOV-97          10,870            9,510
                  DEC-98          11,057            8,738
                  JAN-98          11,179            9,699
                  FEB-98          11,985           10,174
                  MAR-98          12,598           10,174
                  APR-98          12,725           10,346
                  MAY-98          12,506           10,043
                  JUN-98          13,014           11,539
                  JUL-98          12,876           11,560
                  AUG-98          11,017            9,314
                  SEP-98          11,722           11,287
                  OCT-98          12,675           11,620
                  NOV-98          13,443           14,078
                  DEC-98          14,217           17,822
                  JAN-99          14,811           20,835
                  FEB-99          14,351           19,177
                  MAR-99          14,925           22,776
                  APR-99          15,503           23,740
                  MAY-99          15,138           20,976
                  JUN-99          15,977           23,036
                  JUL-99          15,479           21,735
                  AUG-99          15,402           24,001
                  SEP-99          14,980           24,749
                  OCT-99          15,928           26,884
                  NOV-99          16,252           31,405
                  DEC-99          17,208           43,289



                                                        1999 Annual Report | 3

The Fund posted strong results for the period despite a volatile market environment. The combination of tight labor markets and a robust U.S. economy created anxiety about the potential for an acceleration in the rate of inflation. The Federal Reserve responded by raising interest rates three times in a series of preemptive moves aimed at slowing the rapid growth of the economy. While the Fed's actions added volatility to the markets, we remained focused on our goal of finding investments in companies that can deliver shareholder value in any economic environment.

The accompanying pie chart shows the Focus Fund's sector holdings as of December 31. Once again, our heavy weighting in technology stocks was a significant contributor to the Fund's solid results. Semiconductors were the Fund's most heavily-weighted sector at the end of the period, representing
23.88% of net assets. We began to establish our large position in semiconductor stocks during mid-summer after our research revealed the potential for explosive growth in the networking and wireless communications markets. Among our largest holdings were companies that supply



FOCUS FUND'S HOLDINGS BY SECTOR
[Graphic Omitted]

Semiconductor        23.88%
Internet Services    19.39%
Telecomm Equipment   16.62%
Software             13.68%
Storage Devices      10.74%
Networking            8.05%
Computer              4.81%
Cash                  2.10%
e-Commerce            0.04%

Based on percentage of net assets as of December 31, 1999.
Cash number net of payables and receivables.


                                                               Berkshire Funds
high-performance  chipsets  to  the  networking  sector,  including PMC-Sierra
(PMCS), Applied Micro Circuits (AMCC), and Broadcom (BRCM). Also reflecting our optimism for the sector were our investments in companies supplying chipsets to the wireless communications markets, including TriQuint (TQNT), Conexant (CNXT), and RF Micro Devices (RFMD).

We believe there are few other areas that possess the strong growth potential and profitability of the semiconductor segment. Demand for chips, especially those used for Internet infrastructure and wireless communications are in the beginning stages of a three-year industry up-cycle. We anticipate that the semiconductor industry's growth rate will accelerate to 25% this year and as high as 40% by the year 2001. As a result of such strong underlying fundamentals, we expect the semiconductor sector to remain as one of the Fund's largest weightings for the foreseeable future.

Another important theme of the Fund for 1999 was our investment in companies that enable the tremendous growth of the Internet. These "enabling" companies are the software, hardware and service businesses working behind-the-scenes to make the exponential growth of the Internet possible. Examples of such companies can be found in the Internet Services segment.

At 19.39%, the Internet Services segment was the Fund's second-largest sector weighting. Within this segment, we were especially excited about our investment in Exodus Communications (EXDS). Already the most dominant franchise in its space, Exodus is the world's leading provider of premium web-hosting services for businesses with mission-critical Internet operations. Since our initial purchase in the first quarter, the company's share price appreciated a remarkable 625%.

Also within the Internet Services segment were our continuing investments in America Online (AOL) and Yahoo! (YHOO). AOL's shares grew over 95% during the period, reflecting strong growth in its subscriber base. Meanwhile Yahoo!, still the most heavily-trafficked website on the Internet, turned in another superb performance with a gain of over 265%.


                                                        1999 Annual Report | 5

The Telecommunications Equipment sector was the Fund's third-largest weighting at 16.62%. This sector was led by our wireless communications holdings. Worldwide subscriber growth for cellular phones is currently growing in excess of 50% per year and is expected to accelerate further. Adding to this rapid growth will be demand for wireless data, which will allow cellular phones to access the Internet from anywhere.

To take advantage of this phenomenon, we established positions in Nokia (NOK) and Qualcomm (QCOM). Nokia is the largest manufacturer of cellular phones world-wide and is the undisputed leader in the fast-growing market for digital cellular phones. We see future growth being driven by the company's recent offering of handsets with Internet access using wireless application protocol
(WAP) technology. Since our purchase, Nokia gained 92%.

For 1999, the single stock that clearly outpaced all other investments for the Fund was Qualcomm. The company blew away all revenue and earnings estimates, due to extremely strong demand for its proprietary Code Division Multiple Access (CDMA) technology, the emerging standard for the next-generation of digital wireless systems. From our initial purchase in the second quarter, Qualcomm's shares appreciated a phenomenal 793%.

Another stellar performer for the Fund in the Telecomm sector was JDS Uniphase
(JDSU). Formed by the recent merger of JDS Fitel and Uniphase, this Internet enabling company is the leading manufacturer of active and passive optical components used to increase the carrying capacity of fiber-optic networks. With the explosion of Internet data traffic and the subsequent need to expand the capacity of existing fiber-optic lines, we saw our investment in JDS Uniphase increase by 400% in 1999.

At 13.68% of net assets, the Software sector was the Fund's fourth-largest weighting. We maintained our sizable position in Microsoft (MSFT), as the company continued to generate solid returns. During the period we established a new position in Veritas Software (VRTS), an Internet enabling company whose software manages data storage and guards networks against


                                                               Berkshire Funds
data loss. We also added positions in companies benefiting from the rapid growth of B2B e-commerce, including Vignette (VIGN), BroadVision (BVSN) and Ariba (ARBA).

The Storage Device sector represented 10.74% of the Fund's net assets at the end of the period. Leading the way was our substantial investment in storage king, EMC Corp. (EMC). A beneficiary of the rapid growth of the Internet, EMC is the premier franchise for supplying data storage systems used by mainframes and network file servers. The company recorded a gain of 157% for 1999. In the fourth quarter we also established a new position in Network Appliance (NTAP). The company is an Internet enabler that makes servers used to store and deliver files over high-traffic data-intensive networks. During the short period of time we have owned the stock, it has appreciated over 40%.

Rounding out the Fund's portfolio were the Networking and Computer sectors at 8.05% and 4.81%, respectively. In the Networking sector Cisco Systems (CSCO), the Fund's largest holding, recorded a gain of 131% as it continued to benefit from the explosive growth of the Internet. Representing the Computer sector was Sun Microsystems (SUNW) whose workstations and servers power a majority of all corporate networks and Web sites. The company's shares returned 155% for the Fund in 1999.

The Fund ended the year with a net cash position of 2.10%.

Going forward, we anticipate the economy will continue to grow at a robust rate with relatively low inflation. Our focus, as always, will be to identify those companies that are poised to benefit from the powerful trends emerging in the marketplace. You can be confident our in-depth research combined with our strategic location in Silicon Valley will enable us to continue to find the best investment opportunities for your money.

We appreciate your confidence in our abilities and thank you for your investment in the Berkshire Focus Fund.


/s/ Malcolm R. Fobes III
------------------------
Malcolm R. Fobes III
Portfolio Manager
Berkshire Focus Fund


                                                        1999 Annual Report | 7

[Graphic Omitted]


                                                               Berkshire Funds

                         AUDITED FINANCIAL STATEMENTS
                                (as of 12/31/99)


                            Report of Independent
                         Certified Public Accountants


                           Portfolio of Investments


                      Statement of Assets and Liabilities


                            Statement of Operations


                      Statement of Changes in Net Assets


                             Financial Highlights


                         Notes to Financial Statements




                                                        1999 Annual Report | 9

[Graphic Omitted]

                                                               Berkshire Funds

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

Berkshire Focus Fund
San Jose, California


We have audited the accompanying statement of assets and liabilities of the Berkshire Focus Fund, including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and financial highlights for the two years then ended and the period from July 1, 1997 (commencement of operations) to December 31, 1997 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berkshire Focus Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the two years then ended and for the period from July 1, 1997 (commencement of operations) to December 31, 1997 in the period then ended, in conformity with generally accepted accounting principles.


MCCURDY & ASSOCIATES CPA'S, INC.
Westlake, Ohio 44145
January 8, 2000

                                                       1999 Annual Report | 11

                           PORTFOLIO OF INVESTMENTS
                              December 31, 1999


 Shares                                                         Value
 ------                                                         -----

              COMPUTER - 4.81%                            $ 1,617,639
              -------------------------------------------------------
  1,700       Dell Computer Corp.*                             86,700
 19,770       Sun Microsystems, Inc.*                       1,530,939

              ELECTRONIC COMMERCE - 0.04%                      12,519
              -------------------------------------------------------
    100       eBay, Inc.*                                      12,519

              INTERNET SERVICES - 19.39%                    6,519,203
              -------------------------------------------------------
 31,400       America Online, Inc.*                         2,368,737
 23,640       Exodus Communications, Inc.*                  2,099,527
  4,740       Yahoo!, Inc.*                                 2,050,939

              NETWORKING - 8.05%                            2,705,442
              -------------------------------------------------------
25,255        Cisco Systems, Inc.*                          2,705,442

              SEMICONDUCTORS - 23.88%                       8,024,410
              -------------------------------------------------------
10,990        Applied Micro Circuits Corp.*                 1,398,477
 4,665        Broadcom Corp., (Class A)*                    1,270,629
14,030        Conexant Systems, Inc.*                         931,241
 1,090        Intel Corp.                                      89,721
14,270        PMC-Sierra, Inc.*                             2,287,659
13,195        RF Micro Devices, Inc.*                         903,033
10,280        TriQuint Semiconductor, Inc.*                 1,143,650

              SOFTWARE - 13.68%                             4,596,002
              -------------------------------------------------------
 1,500        Ariba, Inc.*                                    266,063
 4,265        BroadVision, Inc.*                              725,317
13,100        Microsoft Corp.*                              1,529,425
 9,175        Veritas Software Corp.*                       1,313,172
 4,675        Vignette Corp.*                                 762,025

              STORAGE DEVICES - 10.74%                      3,610,320
              -------------------------------------------------------
22,790        EMC Corp. - Mass*                             2,489,807
13,490        Network Appliance Corp.*                      1,120,513

              TELECOMMUNICATIONS EQUIPMENT - 16.62%         5,585,314
              -------------------------------------------------------
 2,500        Interdigital Communications Corp.*              187,500
14,130        JDS Uniphase Corp.*                           2,279,346
 8,200        Nokia Oyj ADR                                 1,558,000
 8,860        Qualcomm, Inc.*                               1,560,468

              TOTAL COMMON STOCKS - 97.21%
              (Cost $20,579,632)                           32,670,849
              =======================================================

              *non-income producing

              (see accompanying notes to financial statements)


                                                               Berkshire Funds

                           PORTFOLIO OF INVESTMENTS
                              December 31, 1999

 Shares                                                         Value
 ------                                                         -----

              CASH EQUIVALENTS - 3.90%                      1,310,431
              -------------------------------------------------------
 1,310,431    Firstar Financial Reserve Fund                1,310,431

              TOTAL INVESTMENT SECURITIES - 101.11%        33,981,280
              =======================================================

              OTHER ASSETS LESS LIABILITIES - (1.11%)        (380,988)
              -------------------------------------------------------

              NET ASSETS - 100%
              Equivalent to $39.84 per share             $ 33,600,292
              =======================================================


              (see accompanying notes to financial statements)


                                                       1999 Annual Report | 13

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999



ASSETS

Investment securities:
    At acquisition cost                                 $ 20,579,632
====================================================================
    At market value (Note 1)                            $ 33,981,280
Cash in bank                                               1,671,212
Interest receivable                                            3,935
Receivable for capital shares sold                           223,895
--------------------------------------------------------------------
    TOTAL ASSETS                                          35,880,322
--------------------------------------------------------------------


LIABILITIES

Payable for securities purchased                           2,235,303
Accrued expenses                                              44,727
--------------------------------------------------------------------
    TOTAL LIABILITIES                                      2,280,030
--------------------------------------------------------------------

NET ASSETS                                              $ 33,600,292
====================================================================


Net assets consist of:

Paid-in-capital                                         $ 20,479,944
Accumulated net realized gains (losses)
    from security transactions                              (281,300)
Net unrealized appreciation on investments                13,401,648
--------------------------------------------------------------------
Net assets                                              $ 33,600,292
====================================================================


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, par value $1.00)            843,323
====================================================================


Net assets value, offering price and redemption
    price per share (Note 1)                                 $ 39.84
====================================================================


(see accompanying notes to financial statements)



                                                               Berkshire Funds

                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1999



INVESTMENT INCOME

    Interest                                                  $  18,101
    Dividends                                                       531
-----------------------------------------------------------------------
        TOTAL INVESTMENT INCOME                                  18,632
-----------------------------------------------------------------------


EXPENSES
    Investment advisory fees (Note 3)                           144,283
    Administrative fees (Note 3)                                 48,087
-----------------------------------------------------------------------
        TOTAL EXPENSES                                          192,370
-----------------------------------------------------------------------


NET INVESTMENT INCOME                                          (173,738)
-----------------------------------------------------------------------


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) from security transactions         (135,467)
Net change in unrealized appreciation on investments         13,297,088
-----------------------------------------------------------------------


NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS    13,161,621
-----------------------------------------------------------------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 12,987,883
=======================================================================


(see accompanying notes to financial statements)


                                                       1999 Annual Report | 15

                      STATEMENT OF CHANGES IN NET ASSETS
              For the Periods Ended December 31, 1999 and 1998

                                                                   Year           Year
                                                                   Ended          Ended
                                                                   12/31/99       12/31/98
                                                                   --------       --------

FROM OPERATIONS:

    Net investment income (loss)                                 $ (173,738)      $    440
    Net realized gains (losses) from security transactions         (135,467)        24,183
    Net change in unrealized appreciation on investments         13,297,088        117,173
------------------------------------------------------------------------------------------
Net increase in net assets from operations                       12,987,883        141,796
==========================================================================================


DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income                                            0           (420)
    From net realized gain on investments                           (73,435)       (21,571)
------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (73,435)       (21,991)
==========================================================================================


FROM CAPITAL SHARE TRANSACTIONS:

    Proceeds from shares sold                                    25,616,280        109,780
    Net asset value of shares issued in reinvestment
         of distributions to shareholders                            64,311         21,991
    Payments for shares redeemed                                 (5,347,735)             0
------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions       20,332,856        131,771
------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                     33,247,304        251,576


NET ASSETS:

    Beginning of period                                             352,988        101,412
------------------------------------------------------------------------------------------
    End of period                                              $ 33,600,292      $ 352,988
------------------------------------------------------------------------------------------


CAPITAL SHARE ACTIVITY:

    Shares sold                                                   1,051,819          8,415
    Shares issued on reinvestment of dividends                        1,644          1,321
    Shares redeemed                                                (231,614)             0
------------------------------------------------------------------------------------------
    Net increase in shares outstanding                              821,849          9,736
    Shares outstanding, beginning of period                          21,474         11,738
------------------------------------------------------------------------------------------
    Shares outstanding, end of period                               843,323         21,474
==========================================================================================


(see accompanying notes to financial statements)




                                                               Berkshire Funds

                             FINANCIAL HIGHLIGHTS

==========================================================================================

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
                                                    Year            Year          Period (a)(b)
                                                    Ended           Ended         Ended
                                                    12/31/99        12/31/98      12/31/97
                                                    --------        --------      --------

NET ASSET VALUE AT BEGINNING OF PERIOD              $ 16.44         $ 8.64        $ 10.00
-----------------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS:

    Net investment income                             (0.31)          0.03           0.10
    Net realized and unrealized
      gains (losses) on investments                   23.80           8.97          (1.36)
-----------------------------------------------------------------------------------------
Total from investment operations                      23.49           9.00          (1.26)
-----------------------------------------------------------------------------------------


LESS DISTRIBUTIONS:

    Distributions from net realized gains             (0.09)         (1.18)          0.00
    Distributions from net investment income           0.00          (0.02)         (0.10)
-----------------------------------------------------------------------------------------
Total distributions                                   (0.09)         (1.20)          (.10)
-----------------------------------------------------------------------------------------

NET ASSET VALUE AT END OF PERIOD                    $ 39.84        $ 16.44         $ 8.64
=========================================================================================


TOTAL RETURN                                        142.90%        104.17%        (12.60%)
=========================================================================================



SUPPLEMENTAL DATA AND RATIOS:

Net assets at end of period (thousands)            $  33,600       $   353        $   101
=========================================================================================

    Ratio of expenses to average net assets(c)         1.89%         1.93%          1.00%
    Ratio of expenses to average net assets(d)         1.89%         0.00%          0.00%
    Ratio of net investment income to
        average net assets(c)                         (1.71%)       (1.66%)         0.12%
    Ratio of net investment income to
        average net assets(d)                         (1.71%)        0.26%          1.12%
    Portfolio turnover rate                           155.5%        136.0%          13.0%


(a) Represents the period from the commencement of operations
   (July, 1 1997) to December 31, 1997.
(b) Not annualized.
(c) Before fee waiver.
(d) After fee waiver.

(See accompanying notes to financial statements)



                                                       1999 Annual Report | 17

                         NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999



1. Significant Accounting Policies

The Berkshire Funds (formerly Berkshire Capital Investment Trust) (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the state of Delaware on November 25, 1996 and is authorized to issue an indefinite number of shares of beneficial interest, par value $1.00 per share. Shares have non-cumulative voting rights, do not have preemptive subscription rights and are freely transferable. The Berkshire Focus Fund (formerly Berkshire Capital Growth & Value Fund) (the "Fund") is a non-diversified series of the Trust. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                               Berkshire Funds

                         NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999


Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.


2. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government obligations and short-term investments, were $34,461,941 and $15,286,306 respectively.

For federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost. At December 31, 1999 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                      Appreciation          $ 13,434,723
                      Depreciation               (33,075)
                                            ------------
                      Net Appreciation      $ 13,401,648
                                            ============

3.  Related Party Transactions/ Investment Advisory and Administrative Fees

Certain officers and directors of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

The Trust has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. Such fee is computed as a percentage of the Fund's daily net assets and are accrued each calendar day (including weekends and holidays). During 1999, Berkshire Capital was paid an investment advisory fee of $144,283 and an administration fee of $48,087.



                                                       1999 Annual Report | 19

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999


4.  Reclassification of Capital Accounts

The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions to shareholders determined in accordance with income tax regulations. Accordingly, paid in capital, undistributed net investment loss and accumulated realized capital loss have been adjusted as of December 31, 1999 in the following amounts. These restatements did not affect net investment income, net realized loss or net assets for the year ended December 31, 1999.


                                Paid In Capital
                                ---------------
                                   (101,320)

                       Undistributed Net Investment Loss
                       ---------------------------------
                                   $ 173,718

                       Accumulated Realized Capital Loss
                       ---------------------------------
                                  $ (72,398)



                                                               Berkshire Funds

                               THE BERKSHIRE FUNDS



This report is provided for the general information of the shareholders of the Berkshire Focus Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus. For more information regarding the Fund, including charges and expenses, visit our website at www.berkshirefunds.com or call toll-free 1-877-526-0707 for a free prospectus.

Please read the prospectus carefully before you invest or send money.



                                                       1999 Annual Report | 21

[LOGO]


                                            THE BERKSHIRE FUNDS
                                            475 Milan Drive
                                            Suite #103
                                            San Jose, CA 95134
                                            (Toll-Free) 1-877-526-0707



                                            BOARD OF TRUSTEES
                                            Malcolm R. Fobes III
                                            Ronald G. Seger
                                            Leland F. Smith
                                            Andrew W. Broer



                                            INVESTMENT ADVISER
                                            Berkshire Capital Holdings, Inc.
                                            475 Milan Drive
                                            Suite #103
                                            San Jose, CA 95134



                                            COUNSEL
                                            Brown, Cummins & Brown Co., L.P.A.
                                            3500 Carew Tower
                                            441 Vine Street
                                            Cincinnati, OH 45202



                                            TRANSFER AGENT
                                            Mutual Shareholder Services
                                            1301 East Ninth Street
                                            Suite #1005
                                            Cleveland, OH 44114



                                            CUSTODIAN
                                            Firstar Bank, N.A
                                            425 Walnut Street
                                            Cincinnati, OH 45202